UNITED STATES
SECURITIES EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2008

Unicorp, Inc.

(Exact name of registrant as specified in its charter)

Nevada	2-73389	75-1764386
(State of organization)	(Commission File Number)	(IRS Employer Identification No.)

Galleria Financial Center 5075 Westheimer, Suite 975 Houston, TX 77056	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (713) 402-6700

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                       Changes in Registrant’s Certifying Accountant

On February 19, 2008, Hein & Associates LLP resigned as the company’s independent auditors.  There have been no disagreements with Hein & Associates LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure since their engagement in January 2008.

On February 20, 2008, Hein & Associates LLP sent a letter addressed to the Securities and Exchange Commission stating that Hein & Associates LLP agrees with the statements made in this Current Report.  Such letter is attached hereto as Exhibit 16.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 15, 2008, Mr. William E. Dozier resigned as a director of the Company.  There were no disagreements surrounding his resignation.

On February 21, 2008, Mr. Robert P. Munn resigned as a director of the Company and as the Company’s president and chief executive officer.  There were no disagreements surrounding his resignation.  Mr. Munn will continue to provide consulting services for the Company on a full-time basis through the end of February and as requested by the Company through the end of March 2008.

Kevan Casey was appointed to serve as the Company’s chief executive officer as a result of Mr. Munn’s resignation.  Since September 2007, Mr. Casey has been engaged in the management of private investments.  Mr. Casey served as the Company’s chief executive officer from July 2004 to September 2007 and has maintained a position as a member on the Company’s board of directors since July 2004.  From April 2003 until December 2005, Mr. Casey was chairman of eLinear, Inc., an integrated technology solutions provider of security, IP Telephony and network and storage solutions infrastructure listed on the American Stock Exchange.  Mr. Casey co-founded NetView Technologies, Inc. in December 2001 and Mr. Casey served as its president from its inception until it was acquired by eLinear, Inc. in April 2003.  There is no arrangement or understanding between Mr. Casey and any other person pursuant to which Mr. Casey was selected as the chief executive officer.  Mr. Casey does not have any family relationship with any officer or director of the Company and has not been involved with a related transaction or relationship as defined by Item 404(a) of Regulation S-B since January 2008.  Mr. Casey and his affiliates own approximately 48,143,501, or 47.4%, of the Company’s issued and outstanding shares of common stock.

Item 9.01                       Financial Statements and Exhibit

(d)            Exhibits

The following exhibit is to be filed as part of this 8-K:

EXHIBIT NO.                                            IDENTIFICATION OF EXHIBIT

16.1	Letter from Hein & Associates LLP
99.1	Mr. Dozier’s Letter of Resignation dated February 15, 2008
99.2                                         Mr. Munn’s Letter of Resignation dated February21, 2008

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          UNICORP. INC.

By:  _/s/  Kevan Casey________________
                                                   Kevan Casey, Chief Executive Officer

DATE: February 21, 2008

EXHIBIT INDEX

EXHIBIT NO.                                            IDENTIFICATION OF EXHIBIT
16.1	Letter from Hein & Associates LLP
99.1	Mr. Dozier’s Letter of Resignation dated February 15, 2008
99.2                                         Mr. Munn’s Letter of Resignation dated February 21, 2008